MUNIVEST
                                                              FLORIDA FUND

                               [GRAPHIC OMITTED]

                                                     STRATEGIC
                                                              Performance

                                                              Semi-Annual Report
                                                              April 30, 1999

                           MUNIVEST FLORIDA FUND

The Benefits and
Risks of
Leveraging

MuniVest Florida Fund utilizes leveraging to seek to enhance the yield and net asset value of its Common Shares. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Shares, which pay dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Shares. However, in order to benefit Common Shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Share capitalization of $100 million and the issuance of Preferred Shares for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Shares based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Shares.

In this case, the dividends paid to Preferred Shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Shares will be reduced or eliminated completely. At the same time, the market value of the fund's Common Shares (that is, their price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Shares' net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Shares does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Shares may also decline.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed-rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in these securities.

                                           MuniVest Florida Fund, April 30, 1999

DEAR SHAREHOLDER

For the six months ended April 30, 1999, the Common Shares of MuniVest Florida Fund earned $0.365 per share income dividends, which included earned and unpaid dividends of $0.057. This represents a net annualized yield of 5.29%, based on a month-end per share net asset value of $13.89. Over the same period, the total investment return on the Fund's Common Shares was +0.47%, based on a change in per share net asset value from $14.20 to $13.89, and assuming reinvestment of $0.373 per share income dividends.

For the six-month period ended April 30, 1999, the Fund's Auction Market Preferred Shares had an average yield of 2.94%.

The Municipal Market Environment

During the six months ended April 30, 1999, long-term bond yields generally moved higher. From November 1998 through mid-January 1999, long-term bond yields traded in a relatively narrow range. However, during February, a number of economic indicators were released that suggested that economic growth in the United States would likely remain strong throughout most of 1999. Consequently, long-term US Treasury bond yields rose more than 60 basis points (0.60%) to 5.70% by early March. During the remainder of the six-month period, US Treasury bond yields traded between 5.50% and 5.70% as the lack of inflationary pressures offset much of the concerns generated by continued strong economic growth. During most of the period, long-term, uninsured tax-exempt bond yields exhibited far less volatility and were largely stable. Also, long-term municipal bond yields rose just 5 basis points to 5.29% at the end of April 1999, as measured by the Bond Buyer Revenue Bond Index.

In recent months, the tax-exempt market was better able to withstand much of the upward pressure on bond yields because of its stronger technical position. While the continued positive inflationary environment limited some of the recent increases in taxable bond yields, a deteriorating supply/demand position helped push taxable bond yields significantly higher than municipal bond yields. Much of the US Treasury bond market's underperformance in recent months can be attributed to the large amounts of taxable corporate issuance. Large taxable corporate underwritings reduced the demand for US Government securities in recent months, pushing US Treasury bond yields higher.

On the other hand, the tax-exempt bond market enjoyed only limited new-issue supply. During the six months ended April 30, 1999, more than $123 billion in new long-term tax-exempt securities was underwritten, a decline of 10% compared to the same period a year ago. Municipalities issued less than $60 billion in long-term tax-exempt securities during the three months ended April 30, 1999, a decline of 25% compared to the April 30, 1998 quarter. More recently, the rate of new tax-exempt issuance has declined even further. During April 1999, just over $15 billion in long-term tax-exempt securities was marketed, a decline of over 33% compared to April 1998 levels. As municipal bond yields fell and stabilized in recent quarters, the ability of municipalities to refinance existing higher-couponed debt declined. This led to a significant decrease in refunding issuance and an overall drop in new municipal bond supply. When coupled with ongoing, moderate retail and institutional demand, the tax-exempt bond market was able to avoid much of the yield volatility exhibited by US Treasury securities.

Looking ahead, the expected combination of moderate economic growth in the United States and continued negligible inflation suggests a relatively stable interest rate environment. However, in recent years, bond yields reached their annual peaks in early May and declined for the remainder of the year. A meaningful decline in fixed-income bond yields would require either evidence of a significant slowdown in the US economy or the resumption of concerns regarding renewed shocks to the world's economic system. Currently, neither condition exists or seems likely in the immediate future. In our opinion, this suggests a continuation of the narrow trading ranges seen in recent months.

Portfolio Strategy

During the last several months, we adopted a neutral investment strategy, since indicators pointed to a continuation of both benign inflation and healthy domestic economic growth. These favorable conditions led us to believe that long-term tax-exempt bond yields would remain trading within a somewhat narrow range. Therefore, we chose to focus on income-producing securities rather than on those issues with the potential for capital gains. We believed that coupon income could be the more significant segment for the Fund if the tax-exempt bond market performed as anticipated. Keeping shareholder income in mind, MuniVest Florida Fund remained fully invested for most of the past several months, and we expect to maintain this position going forward.

Short-term tax-exempt yields exhibited considerable volatility in recent months. Interest rates paid to the Fund's Preferred Shareholders traded below 3% in December 1998, reflecting heightened investor demand at year-end. Current short-term interest rate levels reflect tax season-related pressures, which we expect to abate soon. During the six-month period ended April 30, 1999, leveraging generated a significant incremental yield to the Fund's Common Shareholders. Because we believe that the Federal Reserve Board's monetary policy is likely to remain in a narrow range for the remainder of the year, we expect short-term tax-exempt interest rates to remain at, or slightly below, current levels. However, should the spread between short-term and long-term interest rates narrow, the benefits of the leverage will decline and, as a result, reduce the yield to the Fund's Common Shares. (For a complete explanation of the benefits and risks of leveraging, see page 1 of this report to shareholders.)

In Conclusion

We appreciate your ongoing interest in MuniVest Florida Fund, and we look forward to serving your investment needs in the months and years ahead.

Sincerely,


/s/ Terry K. Glenn

Terry K. Glenn
President


/s/ Vincent R. Giordano

Vincent R. Giordano
Senior Vice President


/s/ William R. Bock

William R. Bock
Vice President and
Portfolio Manager

June 4, 1999

================================================================================
After more than 20 years of service, Arthur Zeikel recently retired as Chairman of Merrill Lynch Asset Management, L.P. (MLAM). Mr. Zeikel served as President of MLAM from 1977 to 1997 and as Chairman since December 1997. Mr. Zeikel is one of the country's most respected leaders in asset management and presided over the growth of Merrill Lynch's asset management business. During his tenure, client assets under management grew from $300 million to over $500 billion. Mr. Zeikel will remain on MuniVest Florida Fund's Board of Trustees. We are pleased to announce that Terry K. Glenn has been elected President and Trustee of the Fund. Mr. Glenn has held the position of Executive Vice President of MLAM since 1983.

Mr. Zeikel's colleagues at MLAM join the Fund's Board of Trustees in wishing him well in his retirement from Merrill Lynch and are pleased that he will continue as a member of the Fund's Board of Trustees.
================================================================================


                                     2 & 3

                                           MuniVest Florida Fund, April 30, 1999

PROXY RESULTS

During the six-month period ended April 30, 1999, MuniVest Florida Fund's Common Shareholders voted on the following proposals. Proposals 1 and 2 were approved at a shareholders' meeting on April 21, 1999. The meeting was adjourned with respect to Proposal 3. The description of each proposal and number of shares voted are as follows:

-----------------------------------------------------------------------------------------------------------------------
                                                                                    Shares Voted      Shares Withheld
                                                                                         For            From Voting
-----------------------------------------------------------------------------------------------------------------------
1. To elect the Fund's Trustees:         Terry K. Glenn                               5,434,455           194,931
                                         Edward H. Meyer                              5,433,543           195,843
                                         Jack B. Sunderland                           5,433,543           195,843
                                         J. Thomas Touchton                           5,434,455           194,931
                                         Fred G. Weiss                                5,434,455           194,931
                                         Arthur Zeikel                                5,434,443           194,943

-----------------------------------------------------------------------------------------------------------------------
                                                                               Shares Voted  Shares Voted  Shares Voted
                                                                                    For         Against       Abstain
-----------------------------------------------------------------------------------------------------------------------
2. To select Deloitte & Touche LLP as the Fund's independent auditors.           5,513,847      32,887        82,652
-----------------------------------------------------------------------------------------------------------------------
3. To approve an amendment to the Certificate of Designation of the Fund.        Adjourned     Adjourned     Adjourned
-----------------------------------------------------------------------------------------------------------------------

During the six-month period ended April 30, 1999, MuniVest Florida Fund's Preferred Shareholders voted on the following proposals. Proposals 1 and 2 were approved at a shareholders' meeting on April 21, 1999. The meeting was adjourned with respect to Proposal 3. The description of each proposal and number of shares voted are as follows:

-----------------------------------------------------------------------------------------------------------------------
                                                                                    Shares Voted      Shares Withheld
                                                                                         For            From Voting
-----------------------------------------------------------------------------------------------------------------------
1. To elect the Fund's Board of Trustees: Terry K. Glenn, Donald Cecil,
   M. Colyer Crum, Edward H. Meyer, Jack B. Sunderland, J. Thomas Touchton,
   Fred G. Weiss and Arthur Zeikel.                                                     1,434                0

-----------------------------------------------------------------------------------------------------------------------
                                                                               Shares Voted  Shares Voted  Shares Voted
                                                                                    For         Against       Abstain
-----------------------------------------------------------------------------------------------------------------------
2. To select Deloitte & Touche LLP as the Fund's independent auditors.             1,415           0            18
-----------------------------------------------------------------------------------------------------------------------
3. To approve an amendment to the Certificate of Designation of the Fund.        Adjourned     Adjourned     Adjourned
-----------------------------------------------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS                                           (in Thousands)

                           S&P    Moody's   Face                                                                           Value
STATE                    Ratings  Ratings  Amount     Issue                                                               (Note 1a)
===================================================================================================================================
Alabama--0.8%            AAA      NR*      $1,000     Jefferson County, Alabama, Sewer Revenue Bonds, RIB, Series 124,
                                                      6.39% due 2/01/2036 (d)(i)                                           $  1,038
===================================================================================================================================
California--1.1%         A1+      NR*       1,300     California Pollution Control Financing Authority, PCR, Refunding
                                                      (Pacific Gas and Electric), VRDN, Series D, 4.10% due
                                                      11/01/2026 (a)                                                          1,300
===================================================================================================================================
Florida--101.9%          AAA      Aaa       1,000     Bay Medical Center, Florida, Hospital Revenue Bonds (Bay Medical
                                                      Center Project), 5% due 10/01/2027 (b)                                    973
                         AAA      Aaa       5,000     Brevard County, Florida, IDR (NUI Corporation Project), AMT, 6.40%
                                                      due 10/01/2024 (b)                                                      5,564
                         AAA      Aaa       4,000     Broward County, Florida, Airport System Revenue Bonds (Passenger
                                                      Facility), Convertible Lien, Series H-2, 4.75% due 10/01/2023 (b)       3,784
                         AAA      NR*       1,100     Broward County, Florida, HFA, Revenue Refunding Bonds (Home
                                                      Mortgage), AMT, Series A, 7.35% due 3/01/2023 (e)(f)                    1,152
                         AAA      Aaa       8,200     Citrus County, Florida, PCR, Refunding (Florida Power
                                                      Corporation--Crystal River), Series B, 6.35% due 2/01/2022 (c)          8,918
                         AAA      Aaa       1,125     Dade County, Florida, Educational Facilities Authority Revenue
                                                      Bonds (University of Miami), 7.65% due 4/01/2010 (c)                    1,188
                         AA-      Aa3       2,250     Dade County, Florida, IDA, Solid Waste Disposal Revenue Bonds
                                                      (Florida Power and Light Company Project), AMT, 7.15% due 2/01/2023     2,410
                         A1+      VMIG1+      200     Dade County, Florida, Water and Sewer System Revenue Bonds, VRDN,
                                                      3.85% due 10/05/2022 (a)(d)                                               200
                                                      Escambia County, Florida, HFA, S/F Mortgage Revenue Refunding
                                                      Bonds, AMT (f):
                         AAA      Aaa       3,000       7% due 4/01/2028 (e)                                                  3,289
                         NR*      Aaa       2,075       Series A, 7.40% due 10/01/2023 (j)                                    2,170
                         BBB      Baa1      4,045     Escambia County, Florida, PCR (Champion International Corporation
                                                      Project), AMT, 6.90% due 8/01/2022                                      4,464
                         A1       VMIG1+      600     Escambia County, Florida, PCR, Refunding (Gulf Power Company
                                                      Project), VRDN, 4.20% due 7/01/2022 (a)                                   600
                         NR*      Aaa       1,135     Florida HFA, Home Ownership Revenue Bonds, AMT, Series G-1, 7.90%
                                                      due 3/01/2022 (f)                                                       1,193
                         AAA      Aaa       1,155     Florida Ports Financing Commission Revenue Bonds (State
                                                      Transportation Trust Fund), AMT, 5.375% due 6/01/2027 (c)               1,175
                         AAA      Aaa       2,000     Florida State Board of Education, Capital Outlay, GO (Public
                                                      Education), Series B, 4.50% due 6/01/2023 (c)                           1,824
===================================================================================================================================

Portfolio
Abbreviations

To simplify the listings of MuniVest Florida Fund's portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list below and at right.

AMT     Alternative Minimum Tax (subject to)
COP     Certificates of Participation
DATES   Daily Adjustable Tax-Exempt Securities
GO      General Obligation Bonds
HFA     Housing Finance Agency
IDA     Industrial Development Authority
IDR     Industrial Development Revenue Bonds
PCR     Pollution Control Revenue Bonds
RIB     Residual Interest Bonds
S/F     Single-Family
VRDN    Variable Rate Demand Notes


                                     4 & 5

                                           MuniVest Florida Fund, April 30, 1999

SCHEDULE OF INVESTMENTS (concluded)                               (in Thousands)

                           S&P    Moody's   Face                                                                           Value
STATE                    Ratings  Ratings  Amount     Issue                                                               (Note 1a)
===================================================================================================================================
Florida                  AA+      Aa2     $ 3,565     Florida State Board of Education, Capital Outlay, GO, Refunding
(concluded)                                           (Public Education), Series C, 5.25% due 6/01/2007                    $  3,814
                         AA+      Aa2       5,000     Florida State Board of Education, Capital Outlay, GO, Series C,
                                                      5.85% due 6/01/2003 (g)                                                 5,433
                         AAA      Aaa       1,000     Florida State, GO (Department of Transportation--Right of Way),
                                                      5.875% due 7/01/2005 (c)(g)                                             1,111
                         NR*      Aaa       4,700     Florida State Mid-Bay Bridge Authority Revenue Refunding Bonds,
                                                      Series A, 5.95% due 10/01/2022 (b)                                      5,102
                         AAA      Aaa       2,775     Florida State Turnpike Authority, Turnpike Revenue Bonds
                                                      (Department of Transportation), Series B, 5% due 7/01/2016 (c)          2,790
                         AAA      Aaa       5,000     Fort Myers, Florida, Improvement Revenue Refunding Bonds, Series A,
                                                      5% due 12/01/2022 (b)                                                   4,905
                         A-       Baa1      2,000     Highlands County, Florida, Health Facilities Authority Revenue
                                                      Bonds (Adventist Hospital Health System), 5.25% due 11/15/2020          1,950
                         A        A3        3,000     Hillsborough County, Florida, Capital Improvement Revenue Bonds
                                                      (County Center Project), Second Series, 6.75% due 7/01/2002 (g)         3,322
                         AAA      Aaa       2,000     Hillsborough County, Florida, Utility Revenue Refunding Bonds,
                                                      Series B, 6.50% due 8/01/2016 (c)                                       2,149
                         AA       Aa2       2,500     Jacksonville, Florida, Electric Authority Revenue Bonds (Electric
                                                      System), Series 3-A, 5.10% due 10/01/2032                               2,460
                         AA       Aa2       4,000     Jacksonville, Florida, Electric Authority, Revenue Refunding Bonds
                                                      (St. John's River), Issue 2, Series 9, 5.25% due 10/01/2021             4,023
                                                      Jacksonville, Florida, Health Facilities Authority, Hospital
                                                      Revenue Refunding Bonds:
                         NR*      VMIG1+    1,500       (Genesis Rehabilitation Hospital), VRDN, 4.25% due 5/01/2021 (a)      1,500
                         AA+      NR*       2,000       (Saint Luke's Hospital Association Project), 7.125% due 11/15/2020    2,169
                         NR*      Baa1        345     Jacksonville, Florida, Health Facilities Authority, IDR (National
                                                      Benevolent--Cypress Village), Series A, 6.125% due 12/01/2016             361
                         NR*      Aaa       2,705     Manatee County, Florida, HFA, S/F Mortgage Revenue Bonds, AMT,
                                                      Sub-Series 2, 7.75% due 5/01/2026 (f)(k)                                2,949
                         AAA      Aaa       2,460     Miami-Dade County, Florida, GO (Parks Program), 4.75% due
                                                      11/01/2023 (d)                                                          2,327
                         BBB+     Baa1      2,890     Nassau County, Florida, PCR, Refunding (ITT Rayonier Inc. Project),
                                                      6.20% due 7/01/2015                                                     3,047
                         AAA      Aaa       1,150     Okaloosa County, Florida, Gas District, Revenue Refunding Bonds (Gas
                                                      Systems), Series A, 5.125% due 10/01/2016 (c)                           1,175
                                                      Orange County, Florida, School Board, COP, Series A (c):
                         NR*      Aaa       4,250       5.25% due 8/01/2023                                                   4,318
                         NR*      Aaa       5,000       5% due 8/01/2024                                                      4,887
                         AAA      Aaa       5,000     Orlando and Orange County Expressway Authority, Florida, Expressway
                                                      Revenue Refunding Bonds (Junior Lien), 5% due 7/01/2021 (d)             4,940
                         AAA      Aaa       1,890     Palm Beach County, Florida, Criminal Justice Facilities Revenue
                                                      Bonds, 7.20% due 6/01/2015 (d)                                          2,409
                         AAA      Aaa       2,500     Peace River/Manasota, Florida, Regional Water Supply Authority
                                                      Revenue Bonds (Peace River Option Project), Series A, 5% due
                                                      10/01/2028 (c)                                                          2,443
                         A1+      VMIG1+    3,300     Pinellas County, Florida, Health Facilities Authority, Revenue
                                                      Refunding Bonds (Pooled Hospital Loan Program), DATES, 4% due
                                                      12/01/2015 (a)(b)                                                       3,300
                         AAA      Aaa       1,500     Polk County, Florida, School Board, COP, Series A, 5% due
                                                      1/01/2024 (h)                                                           1,469
                         AAA      Aaa       1,200     Port Everglades Authority, Florida, Port Revenue Bonds, 7.125% due
                                                      11/01/2016 (l)                                                          1,483
                         AA-      Aa3       1,000     Saint Lucie County, Florida, Solid Waste Disposal Revenue Bonds
                                                      (Florida Power and Light Company Project), AMT, 6.70% due 5/01/2027     1,081
                         NR*      Aaa       5,000     Sarasota County, Florida, Public Hospital Board, Revenue Refunding
                                                      Bonds, RIB, Series 99, 6.665% due 7/01/2028 (c)(i)                      5,650
                         AAA      Aaa       2,500     Tampa, Florida, Sports Authority Revenue Bonds (Sales Tax
                                                      Payments--Stadium Project), 5.25% due 1/01/2027 (c)                     2,540
                         AAA      Aaa       1,500     Tampa, Florida, Sports Authority, Revenue Refunding Bonds (County
                                                      Interlocal Payments), 5% due 10/01/2028 (b)                             1,466
===================================================================================================================================
New York--3.4%           A1+      VMIG1+    4,200     Long Island Power Authority, New York, Electric System Revenue
                                                      Bonds, VRDN, Sub-Series 5, 4.25% due 5/01/2033 (a)                      4,200
===================================================================================================================================
Texas--0.9%              A1+      NR*       1,100     Harris County, Texas, Health Facilities Development Corporation,
                                                      Hospital Revenue Refunding Bonds (Methodist Hospital), VRDN, 4.25%
                                                      due 12/01/2025 (a)                                                      1,100
===================================================================================================================================
                         Total Investments (Cost--$129,490)--108.1%                                                         133,115

                         Liabilities in Excess of Other Assets--(8.1%)                                                       (9,948)
                                                                                                                           --------
                         Net Assets--100.0%                                                                                $123,167
                                                                                                                           ========
===================================================================================================================================

(a) The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at April 30, 1999.
(b) AMBAC Insured.
(c) MBIA Insured.
(d) FGIC Insured.
(e) FNMA Collateralized.
(f) GNMA Collateralized.
(g) Prerefunded.
(h) FSA Insured.
(i) The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at April 30, 1999.
(j) FHA Insured.
(k) FHLMC Collateralized.
(l) Escrowed to maturity.
*   Not Rated.
+   Highest short-term rating by Moody's Investors Service, Inc.

    See Notes to Financial Statements.

Quality Profile

The quality ratings of securities in the Fund as of April 30, 1999 were as follows:

--------------------------------------------------------------------------------
                                                                      Percent of
S&P Rating/Moody's Rating                                             Net Assets
--------------------------------------------------------------------------------
AAA/Aaa...............................................................   70.1%
AA/Aa ................................................................   17.4
A/A...................................................................    4.3
BBB/Baa...............................................................    6.4
Other+................................................................    9.9
--------------------------------------------------------------------------------

+   Temporary investments in short-term municipal securities.


                                     6 & 7

                                           MuniVest Florida Fund, April 30, 1999

STATEMENT OF ASSETS, LIABILITIES AND CAPITAL

                        As of April 30, 1999
============================================================================================================================
Assets:                 Investments, at value (identified cost--$129,489,541) (Note 1a) .....                   $133,115,138
                        Cash ................................................................                        236,325
                        Receivables:
                          Interest ..........................................................   $  1,840,678
                          Securities sold ...................................................      1,189,865       3,030,543
                                                                                                ------------
                        Prepaid expenses and other assets ...................................                          6,657
                                                                                                                ------------
                        Total assets ........................................................                    136,388,663
                                                                                                                ------------
============================================================================================================================
Liabilities:            Payables:
                          Securities purchased ..............................................     13,113,067
                          Investment adviser (Note 2) .......................................         54,202
                          Dividends to shareholders (Note 1e) ...............................         42,780      13,210,049
                                                                                                ------------
                        Accrued expenses and other liabilities ..............................                         11,295
                                                                                                                ------------
                        Total liabilities ...................................................                     13,221,344
                                                                                                                ------------
============================================================================================================================
Net Assets:             Net assets ..........................................................                   $123,167,319
                                                                                                                ============
============================================================================================================================
Capital:                Capital Shares (unlimited number of shares of beneficial interest authorized) (Note 4):
                          Preferred Shares, par value $.05 per share (1,600 shares of AMPS*
                          issued and outstanding at $25,000 per share liquidation preference)                   $ 40,000,000
                          Common Shares, par value $.10 per share (5,988,782 shares issued
                          and outstanding) ..................................................   $    598,878
                        Paid-in capital in excess of par ....................................     83,340,130
                        Undistributed investment income--net ................................        519,558
                        Accumulated realized capital losses on investments--net (Note 5) ....     (4,916,844)
                        Unrealized appreciation on investments--net .........................      3,625,597
                                                                                                ------------
                        Total--Equivalent to $13.89 net asset value per Common Share
                        (market price--$13.5625) ............................................                     83,167,319
                                                                                                                ------------
                        Total capital .......................................................                   $123,167,319
                                                                                                                ============
============================================================================================================================

      *     Auction Market Preferred Shares.

            See Notes to Financial Statements.

STATEMENT OF OPERATIONS

                        For the Six Months Ended April 30, 1999
=================================================================================================================
Investment              Interest and amortization of premium and discount earned ...                  $ 3,287,591
Income (Note 1d):
=================================================================================================================
Expenses:               Investment advisory fees (Note 2) ..........................   $   310,276
                        Commission fees (Note 4) ...................................        49,216
                        Professional fees ..........................................        34,948
                        Accounting services (Note 2) ...............................        24,905
                        Transfer agent fees ........................................        19,382
                        Printing and shareholder reports ...........................        13,847
                        Trustees' fees and expenses ................................        13,318
                        Listing fees ...............................................         7,852
                        Custodian fees .............................................         5,521
                        Pricing fees ...............................................         3,440
                        Other ......................................................         6,861
                                                                                       -----------
                        Total expenses .............................................                      489,566
                                                                                                      -----------
                        Investment income--net .....................................                    2,798,025
                                                                                                      -----------
=================================================================================================================
Realized &              Realized loss on investments--net ..........................                     (134,884)
Unrealized Loss on      Change in unrealized appreciation on investments--net ......                   (1,715,107)
Investments--Net                                                                                      -----------
(Notes 1b, 1d & 3):     Net Increase in Net Assets Resulting from Operations .......                  $   948,034
                                                                                                      ===========
=================================================================================================================

            See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                       For the Six       For the
                                                                                                       Months Ended     Year Ended
                                                                                                         April 30,      October 31,
                        Increase (Decrease) in Net Assets:                                                 1999            1998
===================================================================================================================================
Operations:             Investment income--net ......................................................  $  2,798,025    $  5,943,665
                        Realized gain (loss) on investments--net ....................................      (134,884)      3,590,397
                        Change in unrealized appreciation/depreciation on investments--net ..........    (1,715,107)     (1,665,313)
                                                                                                       ------------    ------------
                        Net increase in net assets resulting from operations ........................       948,034       7,868,749
                                                                                                       ------------    ------------
===================================================================================================================================
Dividends to            Investment income--net:
Shareholders              Common Shares .............................................................    (2,236,063)     (4,560,158)
(Note 1e):                Preferred Shares ..........................................................      (587,328)     (1,326,560)
                                                                                                       ------------    ------------
                        Net decrease in net assets resulting from dividends to shareholders .........    (2,823,391)     (5,886,718)
                                                                                                       ------------    ------------
===================================================================================================================================
Beneficial Interest     Value of shares issued to Common Shareholders in reinvestment of dividends ..        93,863          49,203
Transactions                                                                                           ------------    ------------
(Note 4):
===================================================================================================================================
Net Assets:             Total increase (decrease) in net assets .....................................    (1,781,494)      2,031,234
                        Beginning of period .........................................................   124,948,813     122,917,579
                                                                                                       ------------    ------------
                        End of period* ..............................................................  $123,167,319    $124,948,813
                                                                                                       ============    ============
===================================================================================================================================
                      * Undistributed investment income--net ........................................  $    519,558    $    544,924
                                                                                                       ============    ============
===================================================================================================================================

            See Notes to Financial Statements.


                                     8 & 9

                                           MuniVest Florida Fund, April 30, 1999

FINANCIAL HIGHLIGHTS

                   The following per share data and ratios have been
                   derived from information provided in the financial      For the Six
                   statements.                                             Months Ended         For the Year Ended October 31,
                                                                             April 30,    -----------------------------------------
                   Increase (Decrease) in Net Asset Value:                     1999         1998       1997       1996       1995
===================================================================================================================================
Per Share          Net asset value, beginning of period ...................  $  14.20     $  13.87   $  13.39   $  13.16   $  11.82
Operating                                                                    --------     --------   --------   --------   --------
Performance:       Investment income--net .................................       .47          .99       1.01        .99       1.01
                   Realized and unrealized gain (loss) on
                   investments--net .......................................      (.31)         .32        .48        .23       1.34
                                                                             --------     --------   --------   --------   --------
                   Total from investment operations .......................       .16         1.31       1.49       1.22       2.35
                                                                             --------     --------   --------   --------   --------
                   Less dividends to Common Shareholders from investment
                   income--net ............................................      (.37)        (.76)      (.78)      (.76)      (.76)
                                                                             --------     --------   --------   --------   --------
                   Effect of Preferred Share activity:
                     Dividends to Preferred Shareholders from investment
                     income--net ..........................................      (.10)        (.22)      (.23)      (.23)      (.25)
                                                                             --------     --------   --------   --------   --------
                   Net asset value, end of period .........................  $  13.89     $  14.20   $  13.87   $  13.39   $  13.16
                                                                             ========     ========   ========   ========   ========
                   Market price per share, end of period ..................  $13.5625     $ 14.125   $  13.00   $  12.75   $  11.50
                                                                             ========     ========   ========   ========   ========
===================================================================================================================================
Total Investment   Based on market price per share ........................     (1.38%)+     14.78%      8.21%     17.87%     22.93%
Return:**                                                                    ========     ========   ========   ========   ========
                   Based on net asset value per share .....................       .47%+       8.16%      9.93%      8.17%     19.02%
                                                                             ========     ========   ========   ========   ========
===================================================================================================================================
Ratios to Average  Expenses ...............................................       .79%*        .77%       .78%       .82%       .85%
Net Assets:***                                                               ========     ========   ========   ========   ========
                   Investment income--net .................................      4.51%*       4.80%      4.96%      4.96%      5.38%
                                                                             ========     ========   ========   ========   ========
===================================================================================================================================
Supplemental       Net assets, net of Preferred Shares, end of period
Data:              (in thousands) .........................................  $ 83,167     $ 84,949   $ 82,918   $ 80,058   $ 78,695
                                                                             ========     ========   ========   ========   ========
                   Preferred Shares outstanding, end of period
                   (in thousands) .........................................  $ 40,000     $ 40,000   $ 40,000   $ 40,000   $ 40,000
                                                                             ========     ========   ========   ========   ========
                   Portfolio turnover .....................................     46.54%       92.75%     89.21%    116.82%     92.54%
                                                                             ========     ========   ========   ========   ========
===================================================================================================================================
Leverage:          Asset coverage per $1,000 ..............................  $  3,079     $  3,124   $  3,073   $  3,001   $  2,967
                                                                             ========     ========   ========   ========   ========
===================================================================================================================================
Dividends          Investment income--net .................................  $    367     $    829   $    844   $    861   $    940
Per Share on                                                                 ========     ========   ========   ========   ========
Preferred Shares
Outstanding:
===================================================================================================================================

      *     Annualized.
      **    Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales loads.
      ***   Do not reflect the effect of dividends to Preferred Shareholders.
      +     Aggregate total investment return.

            See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

MuniVest Florida Fund (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The Fund determines and makes available for publication the net asset value of its Common Shares on a weekly basis. The Fund's Common Shares are listed on the New York Stock Exchange under the symbol MVS. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Trustees.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options--The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).


                                    10 & 11

                                           MuniVest Florida Fund, April 30, 1999

NOTES TO FINANCIAL STATEMENTS (concluded)

Written and purchased options are non-income producing investments.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of 0.50% of the Fund's average weekly net assets, including proceeds from the issuance of Preferred Shares.

Accounting services are provided to the Fund by FAM at cost. Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the six months ended April 30, 1999 were $55,143,745 and $54,496,533, respectively. Net realized losses for the six months ended April 30, 1999 and net unrealized gains as of April 30, 1999 were as follows:

--------------------------------------------------------------------------------
                                                   Realized           Unrealized
                                                    Losses              Gains
--------------------------------------------------------------------------------
Long-term investments ..........................  $ (134,884)         $3,625,597
                                                  ----------          ----------
Total ..........................................  $ (134,884)         $3,625,597
                                                  ==========          ==========
--------------------------------------------------------------------------------

As of April 30, 1999, net unrealized appreciation for Federal income tax purposes aggregated $3,625,597, of which $4,156,868 related to appreciated securities and $531,271 related to depreciated securities. The aggregate cost of investments at April 30, 1999 for Federal income tax purposes was $129,489,541.

4. Beneficial Interest Transactions:

The Fund is authorized to issue an unlimited number of shares of beneficial interest, including Preferred Shares, par value $.10 per share, all of which were initially classified as Common Shares. The Board of Trustees is authorized, however, to reclassify any unissued shares of beneficial interest without approval of holders of Common Shares.

Common Shares

Shares issued and outstanding during the six months ended April 30, 1999 increased by 6,633 as a result of dividend reinvestment and during the year ended October 31, 1998 remained constant.

Preferred Shares

Auction Market Preferred Shares ("AMPS") are Preferred Shares of the Fund, with a par value of $.05 per share and a liquidation preference of $25,000 per share, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yield in effect at April 30, 1999 was 3.31%.

Shares issued and outstanding during the six months ended April 30, 1999 and the year ended October 31, 1998 remained constant.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from 0.25% to 0.375%, calculated on the proceeds of each auction. For the six months ended April 30, 1999, Merrill Lynch, Pierce, Fenner & Smith Incorporated, an affiliate of FAM, earned $26,350 as commissions.

5. Capital Loss Carryforward:

At October 31, 1998, the Fund had a capital loss carryforward of approximately $2,726,000, of which $472,000 expires in 2002 and $2,254,000 expires in 2003.
This amount will be available to offset like amounts of any future taxable gains.

6. Subsequent Event:

On May 6, 1999, the Fund's Board of Trustees declared an ordinary income dividend to Common Shareholders in the amount of $.056659 per share, payable on May 27, 1999 to shareholders of record as of May 21, 1999.


                                    12 & 13

                                           MuniVest Florida Fund, April 30, 1999

MANAGED DIVIDEND POLICY

The Fund's dividend policy is to distribute substantially all of its net investment income to its shareholders on a monthly basis. However, in order to provide shareholders with a more consistent yield to the current trading price of Common Shares of the Fund, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets, Liabilities and Capital, which comprises part of the financial information included in this report.

YEAR 2000 ISSUES

Many computer systems were designed using only two digits to designate years. These systems may not be able to distinguish the Year 2000 from the Year 1900 (commonly known as the "Year 2000 Problem"). The Fund could be adversely affected if the computer systems used by the Fund's management or other Fund service providers do not properly address this problem before January 1, 2000. The Fund's management expects to have addressed this problem before then, and does not anticipate that the services it provides will be adversely affected. The Fund's other service providers have told the Fund's management that they also expect to resolve the Year 2000 Problem, and the Fund's management will continue to monitor the situation as the Year 2000 approaches. However, if the problem has not been fully addressed, the Fund could be negatively affected. The Year 2000 Problem could also have a negative impact on the securities in which the Fund invests and this could hurt the Fund's investment returns.

OFFICERS AND TRUSTEES

Terry K. Glenn, President and Trustee
Donald Cecil, Trustee
M. Colyer Crum, Trustee
Edward H. Meyer, Trustee
Jack B. Sunderland, Trustee
J. Thomas Touchton, Trustee
Fred G. Weiss, Trustee
Arthur Zeikel, Trustee
Vincent R. Giordano, Senior Vice President
William R. Bock, Vice President
Kenneth A. Jacob, Vice President
Donald C. Burke, Vice President and Treasurer
Alice A. Pellegrino, Secretary

--------------------------------------------------------------------------------
Gerald M. Richard, Treasurer of MuniVest Florida Fund has recently retired. His colleagues at Merrill Lynch Asset Management, L.P. join the Fund's Board of Trustees in wishing Mr. Richard well in his retirement.
--------------------------------------------------------------------------------

Custodian

The Bank of New York
90 Washington Street
New York, NY 10286

Transfer Agents

Common Shares:
The Bank of New York
101 Barclay Street
New York, NY 10286

Preferred Shares:
IBJ Whitehall Bank &Trust Company
One State Street
New York, NY 10004

NYSE Symbol

MVS


                                    14 & 15

This report, including the financial information herein, is transmitted to the shareholders of MuniVest Florida Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Shares by issuing Preferred Shares to provide the Common Shareholders with a potentially higher rate of return. Leverage creates risks for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of the Common Shares, and the risk that fluctuations in the short-term dividend rates of the Preferred Shares may affect the yield to Common Shareholders. Statements and other information herein are as dated and are subject to change.

MuniVest
Florida Fund
Box 9011
Princeton, NJ
08543-9011                                                          #16636--4/99

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